-34-
                         SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934  (AMENDMENT NO.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

CHECK THE APPROPRIATE BOX:
[ ]Preliminary Proxy Statement  [ ]Confidential, for Use of the Commission
                                   Only (as permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          AMERISTAR CASINOS, INC.
             (Name of Registrant as Specified in Its Charter)


                 (Name of Person(s) Filing Proxy Statement
                       if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]No fee required.
[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
   11.
     (1) Title of each class of securities to which transaction applies:
     (2)    Aggregate number of securities to which transaction applies:
     (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
            (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)    Proposed maximum aggregate value of transaction:
     (5)    Total fee paid:
[ ]Fee paid previously with preliminary materials.
[ ]Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
     (1)    Amount Previously Paid:
     (2)    Form, Schedule or Registration Statement No.:
     (3)    Filing Party:
     (4)    Date Filed:

                          AMERISTAR CASINOS, INC.

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON JUNE 11, 1999


To the Stockholders of
Ameristar Casinos, Inc.

     The Annual Meeting of Stockholders of Ameristar Casinos, Inc. will be held at 2:00 p.m. (local time) on Friday, June 11, 1999, in the Explorers Room at The Reserve Hotel & Casino, located at 777 W. Lake Mead Drive (at Interstate 515), Henderson, Nevada 89015 for the following purposes:

     1.   To elect one Class A Director to serve for a three-year term;

     2.   To approve a new 1999 Stock Incentive Plan; and

     3. To transact any other business which may properly come before the meeting and any adjournments or postponements thereof.

     A proxy statement containing information for stockholders is annexed hereto and a copy of the Annual Report of the Company for the fiscal year ended December 31, 1998 is enclosed herewith.

     The Board of Directors has fixed the close of business on May 3, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE.

                         By order of the Board of Directors


                         /s/Craig H. Neilsen
                         Craig H. Neilsen
                         President and
                         Chief Executive Officer
Las Vegas, Nevada
May 14, 1999

                          AMERISTAR CASINOS, INC.
                        3773 Howard Hughes Parkway
                              Suite 490 South
                         Las Vegas, Nevada  89109
                              (702) 567-7000

                              PROXY STATEMENT

                            GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ameristar Casinos, Inc. ("ACI" or the "Company"), a Nevada corporation, for use only at its Annual Meeting of Stockholders to be held on Friday, June 11, 1999, and any adjournments or postponements thereof (the "Annual Meeting").

     Shares may not be voted unless the signed proxy card is returned or other specific arrangements are made to have shares represented at the meeting. Any stockholder of record giving a proxy may revoke it at any time before it is voted by filing with the Secretary of ACI a notice in writing revoking it, by duly executing a proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to revoke the proxy and vote the shares in person. Stockholders whose shares are held in street name should consult with their brokers or other nominees concerning procedures for revocation. Subject to such revocation, all shares represented by a properly executed proxy card will be voted as directed by the stockholder on the proxy card. IF NO CHOICE IS SPECIFIED, PROXIES WILL BE VOTED "FOR" THE PERSON NOMINATED BY THE BOARD OF DIRECTORS AND THE APPROVAL OF THE 1999 STOCK INCENTIVE PLAN.

     In addition to soliciting proxies by mail, Company officers, Directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. The total cost of solicitation of proxies will be borne by ACI. Although there are no formal agreements to do so, it is anticipated that ACI will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding any proxy soliciting materials to their principals.

     Only stockholders of record at the close of business on Monday, May 3, 1999 are entitled to receive notice of and to vote at the Annual Meeting. On April 30, 1999, ACI had outstanding 20,360,000 shares of Common Stock, which constituted all of the outstanding voting securities of ACI. Each share outstanding on the record date is entitled to one vote on each matter. A majority of the shares of Common Stock outstanding on the record date will constitute a quorum.

     Directors are elected by a plurality of votes cast. Stockholders may not cumulate their votes for any one or more nominees for election. Under Nevada law, the affirmative vote of a majority of the votes cast on any proposal at the Annual Meeting generally will constitute the approval of the stockholders. Such approval will also satisfy the requirements of The Nasdaq Stock Market, Inc. for the continued designation of the Common Stock as a National Market Security and the requirements of the Internal Revenue Code of 1986, as amended, applicable to the grant of incentive stock options. The approval by the stockholders of the 1999 Stock Incentive Plan is not required under Nevada law.

       Abstentions and broker "non-votes" are counted for  purposes  of determining the presence or absence of a quorum for the transaction of business but will not be counted in the election of Directors or the vote to approve the 1999 Stock Incentive Plan or any other proposal. Thus, abstentions and broker "non-votes" will have no effect on the election of Directors or the vote on the proposal to approve the 1999 Stock Incentive Plan or any other proposals voted on at the meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal or matter, and so notifies the Company, because the nominee does not have discretionary voting power with respect to that proposal or matter and has not received voting instructions from the beneficial owner.

     Craig H. Neilsen, the Chairman of the Board, President and Chief Executive Officer of the Company, owns 17,700,000 shares of the Company's Common Stock, which represents 86.9% of the voting power of the Company as of April 30, 1999. Mr. Neilsen intends to vote all such shares in favor of the person nominated by the Board of Directors and the approval of the 1999 Stock Incentive Plan.

     It is anticipated that this proxy statement and accompanying proxy card will first be mailed to stockholders on or about May 14, 1999.

                              PROPOSAL NO. 1
                           ELECTION OF DIRECTOR

INFORMATION CONCERNING THE NOMINEE
----------------------------------

     The Company's Articles of Incorporation provide that the Board of Directors shall be classified, with respect to the time for which the Directors severally hold office, into three classes, as nearly equal in number as possible as the total number of Directors constituting the entire Board permits. The authorized number of Directors is currently set at six, and there is one vacancy on the Board of Directors. Of the five sitting Directors, one is a Class A Director whose term is expiring in 1999 and is being nominated for reelection by the Company as described below. Biographical information concerning the nominee and the other Directors of the Company is set forth under the caption "Directors and Executive Officers." See "Security Ownership of Certain Beneficial Owners and
Management" for information regarding such person's holdings of Common Stock. The Board of Directors has not nominated a second person for election as a Class A Director, and as a result one vacancy will remain on the Board of Directors.

     The Board of Directors has nominated the incumbent Class A Director to be elected for a term expiring at the 2002 Annual Meeting of Stockholders, and until such person's successor has been duly elected and qualified or until his earlier death, resignation or removal. The incumbent Class A Director nominated is:

                              LARRY A. HODGES

     The Board of Directors has no reason to believe that its nominee will be unable or unwilling to serve if elected. However, should the nominee named herein become unable or unwilling to accept

      nomination  or  election, the persons  named  as  proxies  will  vote instead for such other person as the Board of Directors may recommend.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE-NAMED NOMINEE AS DIRECTOR.

DIRECTORS AND EXECUTIVE OFFICERS
________________________________

     The following sets forth certain information as of April 30, 1999 with regard to each of the Directors and executive officers of the Company. The terms of office of the Class A, B and C Directors expire in 1999, 2000 and 2001, respectively.

      NAME          AGE                     POSITION
      ____          ___                     ________


Craig H. Neilsen     57     Chairman of the Board, President and
                            Chief Executive Officer and Class C
                            Director
Thomas M.            48     Senior Vice President of Finance,
Steinbauer                  Treasurer,
                            Secretary and Class B Director
Paul I. Corddry*     62     Class B Director
Larry A. Hodges*     50     Class A Director
Warren E.            73     Class C Director
McCain*
________________________________
* Member of the Audit and Compensation Committees.

     Mr. Neilsen has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since its inception in August 1993. Since May 1984, Mr. Neilsen has been the President and Chairman of the Board of Directors of Cactus Petes, Inc. ("CPI"). Mr. Neilsen has also been the President and sole director of Ameristar Casino Vicksburg, Inc. ("ACVI"), Ameristar Casino Council Bluffs, Inc. ("ACCBI"), Ameristar Casino Las Vegas, Inc. ("ACLVI"), A.C. Food Services, Inc. ("ACFSI") and AC Hotel Corp. ("ACHC") since their respective dates of inception. CPI, ACVI, ACCBI, ACLVI, ACFSI and ACHC are wholly owned subsidiaries of the Company. Mr. Neilsen has been actively involved in the development since 1993 of the Company's Ameristar Vicksburg, Ameristar Council Bluffs and The Reserve projects and the major expansions since 1985 of the Company's Cactus Petes and Horseshu casino-hotels. Mr. Neilsen also owns a controlling interest in several other closely held entities, most of which are engaged in real estate development and management operations unrelated to the business of the Company. Since 1987, Mr. Neilsen has devoted substantially all of his business time to the affairs of the Company and its subsidiaries.

     Mr. Steinbauer has been Senior Vice President of Finance of the Company since May 1995 and Treasurer and a Director of the Company since its inception. He was appointed as the Secretary of the Company in June 1998. He served as Vice President of Finance and Administration and Secretary of the Company from its inception until May 1995. He has served as the Secretary and the Treasurer of each of CPI and ACVI since November 1992 and September 1992, respectively, and is a Vice President of

      both  companies.   Mr.  Steinbauer  has  served  as  Vice  President,
Secretary and Treasurer of each of ACCBI, ACLVI, ACFSI and ACHC since their respective dates of inception. Mr. Steinbauer has more than 20 years of experience in the gaming industry in Nevada and elsewhere. From April 1989 to January 1991, Mr. Steinbauer was Vice President of Finance for Las Vegas Sands, Inc., the owner of the Sands Hotel & Casino in Las Vegas. From August 1988 to April 1989, he worked for McClaskey Enterprises as the General Manager of the Red Lion Inn & Casino, handling the day-to-day operations of seven different hotel and casino properties in northern Nevada. Mr. Steinbauer was Property Controller of Bally's Reno from 1987 to 1988. Prior to that time, Mr. Steinbauer was employed for 11 years by the Hilton Corporation and rose from an auditor to be the Casino Controller of the Flamingo Hilton in Las Vegas and later the Property Controller of the Reno Hilton.

     Mr. Corddry became a Director of the Company in March 1994. Mr. Corddry served for 28 years with H. J. Heinz Company ("Heinz"), retiring from his position as Senior Vice President-Europe in August 1992. Prior to that position, Mr. Corddry served as Senior Vice President in charge of several Heinz domestic affiliates, President of Ore-Ida Foods, Inc., a wholly owned subsidiary of Heinz, and General Manager of Product Marketing. Mr. Corddry was also a member of the Board of Directors of Heinz from September 1986 until his retirement. Prior to joining Heinz, he held various brand management positions with Proctor & Gamble Co. Since 1987, Mr. Corddry has served as a director of Albertson's, Inc., a major operator of grocery stores. He is also a member of the Board of Trustees of the American University in Cairo and Albertson's College of Idaho. Mr. Corddry has previously served on the boards of numerous food industry-related associations and educational, cultural and medical facilities, foundations and associations among other organizations.

     Mr. Hodges became a Director of the Company in March 1994. Mr. Hodges has more than 30 years of experience in the retail food business. In April 1994, he became President and Chief Executive Officer of Mrs. Fields Inc., after serving as President of Food Barn Stores, Inc. from July 1991 to March 1994. He has been a director of Mrs. Fields Inc. since April 1993. From February 1990 to October 1991, Mr. Hodges served as president of his own company, Branshau Inc., which engaged in the business of providing
management  consulting  services to food makers  and  retailers.   Earlier,
Mr. Hodges was with American Stores Company for 25 years, where he rose to the position of President of two substantial subsidiary corporations. Mr. Hodges' first management position was as Vice President of Marketing
for  Alpha  Beta Co., a major operator of grocery stores in the West.   Mr.
Hodges is also a director of Coinstar, Inc., an operator of automated, self-service coin counting and processing machines.

     Mr. McCain became a Director of the Company in December 1997. Mr. McCain served as Chairman of the Executive Committee of Albertson's, Inc., a major operator of grocery stores, from February 1991 until his retirement in February 1996. Previously, he served as Chairman and Chief Executive Officer of Albertson's, Inc. for more than 15 years. Mr. McCain served as a director of Albertson's, Inc. from 1973 to 1998 and of Pope & Talbot, Inc., a wood and paper products manufacturer, from 1989 to 1998.

     Officers serve at the discretion of the Board of Directors.

BOARD OF DIRECTORS AND COMMITTEES
_________________________________

     Directors are elected to serve staggered three-year terms and until their successors are duly elected and qualified. Each Director who is not otherwise employed by the Company receives an annual Director's fee of $25,000 ($30,000 commencing in 1999) plus $1,000 for each Board meeting (and each Board committee meeting held other than in conjunction with a Board meeting) attended in person. Outside Directors participated in the Company's Non-Employee Director Stock Option Plan until its termination in June 1997, at which time the outside Directors became eligible to participate in the Company's Management Stock Option Incentive Plan.
Outside Directors will be eligible to participate in the 1999 Stock Incentive Plan if it is approved by the stockholders. The Company also reimburses each Director for reasonable out-of-pocket expenses incurred in his capacity as a member of the Board of Directors or committees thereof. No payments are made for participation in telephone meetings of the Board of Directors or its committees or actions taken in writing. The Board of Directors held four meetings during 1998.

     The members of the Audit Committee of the Board of Directors are Messrs. Corddry, Hodges and McCain. The Audit Committee held four meetings during 1998. The functions of the Audit Committee are primarily to recommend the selection of the Company's independent public accountants, discuss with them the scope of the audit, review audited financial statements, consider matters pertaining to the Company's accounting policies and internal controls and provide a means for direct communication between the independent public accountants and the Board of Directors.

     The members of the Compensation Committee of the Board of Directors are Messrs. Corddry, Hodges and McCain. The Compensation Committee held one meeting during 1998. The functions of the Compensation Committee are to review and recommend salary and bonus levels of executive officers, to review periodically, and make recommendations with respect to, the compensation structure of the Company, and to administer the Company's stock-based incentive compensation plans.

     The Company has no nominating committee or committee performing similar functions.

     Each Director attended at least 75% of the total number of the meetings of the Board of Directors and each committee thereof on which such Director served held during the year ended December 31, 1998.

     The Company's Gaming Compliance Program requires one of the members of the Company's Gaming Compliance Committee to be an outside Director of the Company. Mr. Hodges has been appointed by the Board of Directors as the chairman of the Gaming Compliance Committee. For these additional services as a Director, Mr. Hodges receives compensation of $1,000 per meeting, whether attended in person or by telephone. Mr. Steinbauer is also a member of the Company's Gaming Compliance Committee, but he does not receive any separate compensation for these services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
______________________________________________________________

     The following table sets forth certain information as of April 30, 1999 with respect to persons known by the Company to be beneficial owners of more than five percent of the Common Stock of the Company, as well as beneficial ownership by the Directors of the Company, the executive officers named in the Summary Compensation Table below, and all executive officers and Directors as a group. The persons named in the table have sole voting and investment power with respect to all shares beneficially owned, unless otherwise indicated.

                                     COMMON STOCK       PERCENT OF
                                     BENEFICIALLY      OUTSTANDING
NAME OF BENEFICIAL OWNER                OWNED        COMMON STOCK(1)
________________________         __________________ ___________________


Craig H. Neilsen                    17,700,000(2)          86.9%
Thomas M. Steinbauer                    90,500(3)(4)        -
Paul I. Corddry                         25,000(3)           -
Larry A. Hodges                         17,500(3)           -
Warren E. McCain                        10,000(3)           -
All executive officers and
Directors                           17,843,000             87.1%
  as a group (5 persons)

______________________________
(1)Other than Mr. Neilsen, each beneficial owner listed owns less than 1% of the outstanding Common Stock.
(2)Mr. Neilsen's mailing address is c/o Ameristar Casinos, Inc., 3773 Howard Hughes Parkway, Suite 490 South, Las Vegas, Nevada 89109.
(3)Includes the following number of shares which may be acquired within 60 days by the following persons upon exercise of options held by such persons: Mr. Steinbauer - 90,000 shares; Mr. Corddry - 14,000 shares; Mr. Hodges - 14,000 shares; and Mr. McCain - 5,000 shares.
(4)Includes 300 shares held jointly by Mr. Steinbauer with his wife and with respect to which Mr. and Mrs. Steinbauer have shared voting and investment power.

                              PROPOSAL NO. 2
                   APPROVAL OF 1999 STOCK INCENTIVE PLAN

     The Board of Directors has unanimously approved, subject to stockholder approval at the meeting, the Ameristar Casinos, Inc. 1999 Stock Incentive Plan (the "Plan"). The purposes of the Plan are to (i) enable the Company and Related Companies (as defined below) to attract, motivate and retain top-quality directors, officers, employees, consultants, advisers and independent contractors, (ii) provide substantial incentives for such persons to act in the best interests of the stockholders of the Company and (iii) reward extraordinary effort by such persons on behalf of the Company or a Related Company. The Plan provides for awards in the form of stock options, which may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options, or restricted stock.

     The Company currently has a Management Stock Option Incentive Plan, as amended and restated through September 4, 1996 (the "Prior Plan"). As of April 20, 1999, there were options outstanding under the Prior Plan exercisable for 1,185,825 shares of Common Stock with per share exercise prices ranging from $2.64 to $3.38 and with expiration dates ranging from November 4, 2003 to April 19, 2009. The Prior Plan authorizes the issuance of up to 1,600,000 shares of Common Stock in connection with awards under the Prior Plan. As of April 20, 1999, no shares of Common Stock had been issued upon the exercise of stock options granted under the Prior Plan. The Board of Directors believes that the Prior Plan has aided the Company in attracting, motivating and retaining quality employees and management personnel. If the Plan is approved by the stockholders, the Board of
Directors will terminate the Prior Plan; provided, however, that any outstanding stock options under the Prior Plan will remain outstanding and exercisable.

     The Board of Directors believes it is important to establish a new stock incentive plan to increase the number of shares that may be issued or distributed in connection with incentive compensation awards to qualifying participants and to provide additional flexibility to the Company in connection with the structuring of compensation packages through the ability to award shares of restricted stock.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN.

PRINCIPAL PROVISIONS OF THE PLAN
________________________________

     The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix A to this Proxy Statement.

     Shares. The total number of shares of Common Stock available for distribution under the Plan is 2,600,000; provided, however, that no award of a stock option or restricted stock may be made under the Plan at any time if, after giving effect to such award, (i) the total number of shares of Common Stock issued upon the exercise of options under the Plan and the Prior Plan plus (ii) the total number of shares of Common Stock issuable upon exercise of all outstanding options of the Company under the Plan and the Prior Plan plus (iii) the total number of shares of Common Stock underlying awards of restricted stock under the Plan (whether or not the applicable restrictions have lapsed) would exceed 2,600,000 shares. As of April 20, 1999, the total number of shares of Common Stock with respect to which awards under the Plan could be made was 1,414,175.

       Shares  awarded  under the Plan may be authorized  and  unissued shares or treasury shares. If shares subject to an option under the Plan cease to be subject to such option, or shares under the Plan are forfeited, such shares will again be available for future distribution under the Plan, unless the forfeiting participant received any benefits of ownership such as dividends from the forfeited award.

     Administration. The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee of directors as the Board shall designate, which committee shall consist solely of not less than two "non-employee directors" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule ("Rule 16b-3")) who shall serve at the pleasure of the Board, each of whom shall also be an "outside director" within the meaning of Section 162(m) of the Code and
Section 1.162-27 of the Treasury Regulations or any successor provision(s) thereto ("Section 162(m)"); provided, however, that if there are not two persons on the Board who meet the foregoing qualifications, any such committee may be comprised of two or more directors of the Company, none of which is an officer (other than a non-employee Chairman of the Board of the Company) or employee of the Company or a Related Company. If no such committee has been appointed by the Board, the Plan will be administered by the Board. Such committee as shall be designated to administer the Plan or the Board is hereinafter referred to as the "Committee." Notwithstanding any provision of the Plan to the contrary, if such a committee has been designated to administer the Plan, all actions with respect to the administration of the Plan in respect of the members of such committee shall be taken by the Board.

     Initially, the Plan will be administered by the Compensation Committee, which is currently comprised of the Company's three independent directors, each of whom is believed to be a non-employee director as defined for purposes of Rule 16b-3 and an outside director as defined for purposes of Section 162(m).

     The Committee is authorized to, among other things, set the terms of awards to participants and waive compliance with the terms of such awards. The provisions attendant to the grant of an award under the Plan may vary from participant to participant. The Committee has the authority to interpret the Plan and adopt administrative regulations. The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities under the Plan, except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee must specify the maximum number of shares that the officer or officers to whom such authority is delegated may award, and the Committee may in its discretion specify any other limitations or restrictions on the authority delegated to such officer or officers.

     Participation. The Committee may make awards to directors, officers, employees, consultants, advisers and independent contractors of the Company or a Related Company. A "Related Company" is any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest. The participants in the Plan are selected from among those eligible in the sole discretion of the Committee.

           Awards to Participants.

     1.  Stock Options.

          Incentive stock options ("ISOs") and non-qualified stock options may be granted for such number of shares of Common Stock as the Committee determines, provided that no participant may be granted stock options in any calendar year on more than 200,000 shares of Common Stock. A stock option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee determines. The exercise price of stock options is determined by the Committee.

          The exercise price of an ISO may not be less than the per share fair market value of the Common Stock on the date of grant, or 110% of such fair market value if the recipient owns, or would be considered to own by reason of Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a "10% Stockholder"). In addition, an ISO may not be exercisable more than 10 years after the date such ISO is awarded (5 years after the date of award if the recipient is a 10% Stockholder). An ISO also may not be transferable other than by will or by the laws of descent and distribution. The aggregate fair market value (determined as of the time a stock option is granted) of Common Stock with respect to which ISOs granted after December 31, 1986 are exercisable for the first time by a participant in any calendar year (under the Plan and any other plans of the Company or any subsidiary or parent corporation) may not exceed $100,000.

          Payment of the exercise price may be made in such manner as the Committee may provide, including cash, delivery of shares of Common Stock already owned or subject to award under the Plan. The Committee may provide that all or part of the shares received upon exercise of an option using restricted stock will be restricted stock.

          Upon an optionee's termination of employment or other qualifying relationship, the option will be exercisable to the extent determined by the Committee; provided, however, that unless employment or such other qualifying relationship is terminated for cause (as may be defined by the Committee in connection with the grant of any stock option), the stock option will remain exercisable (to the extent that it was otherwise exercisable on the date of termination) for at least six months from the date of termination if termination was caused by death or disability or at least 90 days from the date of termination if termination was caused by other than death or disability. The Committee may provide that an option that is outstanding on the date of an optionee's death will remain outstanding for an additional period after the date of such death, notwithstanding that such option would expire earlier under its terms.

          A stock option agreement for a non-qualified option may permit an optionee to transfer the stock option to his or her children, grandchildren or spouse ("Immediate Family"), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships or limited liability companies in which such Immediate Family members are the only partners or members if (i) the agreement setting forth the stock option expressly provides that the option may be transferred only with the express written consent of the Committee, and (ii) the optionee does not receive any consideration in any form whatsoever for such transfer other than the receipt

           of  an interest  in  the trust, partnership or limited liability company to which the non-qualified option is transferred. Any stock option so transferred will continue to be subject to the same terms and conditions as were applicable to the option immediately prior to its transfer. Except as described above, stock options are not transferable by the optionee otherwise than by will or by the laws of descent and distribution.

     2.  Restricted Stock.

          In making an award of restricted stock, the Committee will determine the periods, if any, during which the stock is subject to forfeiture, and the purchase price, if any, for the stock. The vesting of restricted stock may be unconditional or may be conditioned upon the completion of a specified period of service with the Company or a Related Company, the attainment of specific performance goals or such other criteria as the Committee may determine.

          During the restricted period, the award holder may not sell, transfer, pledge or assign the restricted stock, except as may be permitted by the Committee. The certificate evidencing the restricted stock will be registered in the award holder's name, although the Committee may direct that it remain in the possession of the Company until the restrictions have lapsed. Except as may otherwise be provided by the Committee, upon the termination of the award holder's service with the Company or a Related Company for any reason during the period before all restricted stock has vested, or in the event the conditions to vesting are not satisfied, all restricted stock that has not vested will be subject to forfeiture and the Committee may provide that any purchase price paid by the award holder, or an amount equal to the restricted stock's fair market value on the date of forfeiture, if lower, will be paid to the award holder. During the restricted period, the award holder will have the right to vote the restricted stock and to receive any cash dividends, if so provided by the Committee. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant, unless otherwise provided by the Committee.

     Acceleration of Vesting in Certain Circumstances. Upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more corporations or other entities as a result of which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another corporation or entity, the Committee may take such action, if any, as it in its discretion may deem appropriate: (i) to accelerate the time within which and the extent to which stock options may be exercised, to terminate stock options at or prior to the date of any such event or to provide for the assumption of stock options by surviving, consolidated, successor or transferee corporations or entities; or (ii) to waive any restrictions applicable to any outstanding restricted stock awards under the Plan, following which such shares shall be deemed fully vested, or to provide that any securities or other consideration issuable to the participant in respect of such restricted stock by the surviving, consolidated, successor or transferee corporations or entities shall remain subject to the restrictions applicable to such restricted stock award.

     Amendment and Termination. No awards may be granted under the Plan more than 10 years after the date of approval of the Plan by the stockholders of the Company. The Board may discontinue the Plan at any earlier time and may amend it from time to time, except that no amendment or

      discontinuation  may adversely affect any outstanding  award  without the holder's written consent. Amendments may be made without stockholder approval except as required to satisfy any applicable mandatory legal or regulatory requirements, or as required for the Plan to satisfy the requirements of Section 162(m), Section 422 of the Code or any other non-mandatory legal or regulatory requirements if the Board of Directors deems it desirable for the Plan to satisfy any such requirements.

     Adjustment. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, will be made in the aggregate number of shares reserved for issuance under the Plan, the maximum number of shares with respect to which stock options may be granted to any participant during any calendar year, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards. No such adjustment may increase the aggregate value of any outstanding award.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
_______________________________________

     The following is a summary of certain federal income tax aspects of awards made under the Plan based upon the laws in effect on April 1, 1999.

     1.  Incentive Stock Options.

          Generally, no taxable income is recognized by the participant upon the grant of an ISO or upon the exercise of an ISO during the period of the participant's employment with the Company or one of its subsidiaries or within three months (12 months, in the event of permanent and total disability, or the term of the option, in the event of death) after termination. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. If the participant continues to hold the shares acquired upon the exercise of an ISO for at least two years from the date of grant and one year from the transfer of the shares to the participant, then generally: (a) upon the sale of the shares, any amount realized in excess of the option price will be taxed as long-term capital gain; and (b) no deduction will be allowed to the employer corporation for federal income tax purposes.

          If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the one-year and two-year holding periods described above (a "disqualifying disposition"), then generally in the year of disposition: (a) the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on disposition of the shares) over the option exercise price; and (b) the employer corporation will be entitled to deduct any such recognized amount. Any further gain recognized by the participant on such disposition generally will be taxed as short-term or long-term capital gain, depending on whether the shares were held by the participant for more than one year, but such additional amounts will not be deductible by the employer corporation.

            According  to  proposed  Treasury Regulations, in  general,  no gain or loss will be recognized by a participant who uses shares of Common Stock rather than cash to exercise an ISO. A number of new shares of Common Stock acquired equal to the number of shares surrendered will have a basis and capital gain holding period equal to those of the shares surrendered (although such shares will be subject to new holding periods for disqualifying disposition purposes beginning on the acquisition date). To the extent new shares of Common Stock acquired pursuant to the exercise of the ISO exceed the number of shares surrendered, such additional shares will have a zero basis and will have a holding period beginning on the date the ISO is exercised. The use of Common Stock acquired through exercise of an ISO to exercise an ISO will constitute a disqualifying disposition with respect to such Common Stock if the applicable holding period requirement has not been satisfied.

     2.  Non-Qualified Stock Options.

          Except as noted below with respect to officers and directors subject to Section 16 of the Exchange Act ("Insiders"), with respect to non-qualified stock options: (a) no income is recognized by the participant at the time the option is granted; (b) generally upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise and the employer corporation will be entitled to a tax deduction in the same amount, to the extent that such income is considered reasonable compensation; and (c) at disposition, any appreciation after the date of exercise generally is treated either as short-term or long-term capital gain, depending on whether the shares were held by the participant for more than one year, and such appreciation is not deductible by the employer corporation.

          No gain or loss will be recognized by a participant with respect to shares of Common Stock surrendered to exercise a non-qualified stock option. A number of new shares acquired equal to the number of shares surrendered will have a tax basis and capital gain holding period equal to those of the shares surrendered. The participant will recognize ordinary income in an amount equal to the fair market value of the additional shares acquired at the time of exercise (except as noted below with respect to Insiders). Such additional shares will be deemed to have been acquired on the date of such recognition of income and will have a tax basis equal to their fair market value on such date.

     3.  Restricted Stock.

          A participant receiving restricted stock generally will recognize income in the amount of the fair market value of the restricted stock at the time the stock is no longer either non-transferable or subject to a substantial risk of forfeiture, whichever comes first, less the consideration, if any, paid for the stock. However, a participant may elect, under Section 83(b) of the Code, to recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares on such date (determined without regard to the restrictions other than restrictions which by their terms will never lapse) over their purchase price. The holding period to determine whether the participant has long-term or short-term capital gain on a subsequent disposition of the shares generally begins when income was recognized, and the tax

           basis  for such shares generally  will be the amount  of  income that was recognized (i.e., the fair market value of such shares on such date).

     4.  Special Rules Applicable to Insiders.

          If an Insider exercises a non-qualified stock option within six months of its grant, the income recognition date is generally the date six months after the date of grant, unless the Insider makes an election under Section 83(b) of the Code to recognize income as of the date of exercise. The Insider recognizes ordinary income equal to the excess of the fair market value of the shares on the income recognition date over the option exercise price, and the holding period for treating any subsequent gain as long-term capital gain begins on the income recognition date.

     5.  Dividends.

          Dividends paid on restricted stock prior to the date on which the forfeiture restrictions lapse generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by the employer corporation. If, however, the participant makes a Section 83(b) election with respect to the restricted stock, the dividends will be taxable as ordinary dividend income to the participant and will not be deductible by the employer corporation.

     6.  Withholding Taxes.

          A participant in the Plan may be required to pay the employer corporation an amount necessary to satisfy the applicable federal and state law requirements with respect to the withholding of taxes on wages, or to make some other arrangements to comply with such requirements. The employer has the right to withhold from salary or otherwise to cause a participant (or the executor or administrator of the participant's estate or the participant's distributee or transferee) to make payment of any federal, state, local or other taxes required to be withheld with respect to any award under the Plan. The Plan authorizes the Committee to permit participants to use the shares issuable under the Plan to satisfy withholding obligations.

     7.  Company Deductions.

          As a general rule, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant in the Plan recognizes ordinary income from awards under the Plan, to the extent that such income is considered reasonable compensation and currently deductible (and not capitalized) under the Code.

          However, Section 162(m) limits to $1 million the annual tax deduction that the Company and its subsidiaries can take with respect to the compensation of each of certain executive officers unless the compensation qualifies as "performance based" or certain other exemptions apply. The Company may or may not be subject to the
     Section 162(m) limitation on the amount of the deduction upon the exercise of a non-qualified stock option, depending on the terms of the award. A non-qualified stock option granted under the Plan (and an ISO, to the extent there is a

           disqualifying  disposition)  will only  qualify  as  "performance based" compensation under Section 162 (m) if the exercise price is not less than the fair market value of the Common Stock on the date of grant. Any stock options granted with an exercise price that is less than the fair market value of the Common Stock on the date of grant will be subject to the Section 162 (m) limitation. Restricted stock awards under the Plan will not qualify as "performance based" compensation under the Regulations; therefore, the Company will be subject to the Section 162(m) limitation for an award of restricted stock.

BENEFITS UNDER THE PLAN
_______________________

     No awards have been granted under the Plan, and no awards will be granted unless the Plan is approved by the stockholders. As of April 20, 1999, there were approximately 4,250 employees and Directors of the Company and Related Companies eligible to participate in the Plan. The benefits that will be received by or allocated to various participants in the Plan is not currently determinable. On April 20, 1999, the closing per share price of the Common Stock was approximately $2.875.

                           EXECUTIVE COMPENSATION

REPORT  OF  THE COMPENSATION COMMITTEE AND BOARD OF DIRECTORS ON  EXECUTIVE
___________________________________________________________________________
COMPENSATION
____________

     In 1998, the Compensation Committee of Ameristar Casinos, Inc. consisted of Larry A. Hodges, Paul I. Corddry and Warren E. McCain. None of the members is an employee or officer of the Company. The Compensation Committee administers the Management Stock Option Incentive Plan, pursuant to which employees of the Company (including its executive officers) receive stock option grants. The Compensation Committee also will administer the 1999 Stock Incentive Plan, if it is approved by the stockholders, pursuant to which employees of the Company (including its executive officers) may receive stock option and restricted stock grants. The Compensation Committee also reviews salaries and other compensation of the executive officers of the Company. None of the actions or recommendations of the Compensation Committee in 1998 were modified or rejected by the Board of Directors.

General Compensation Philosophy
_______________________________

     The Compensation Committee tries to compensate the Company's officers in a fashion that will attract, retain, motivate and appropriately reward those individuals who are responsible for the Company's profitability and growth. The compensation of executive officers has historically been determined primarily on subjective factors and competitive requirements.

     In 1998, all compensation decisions were based on strictly subjective determinations. Compensation for the Company's executive officers in 1998 consisted primarily of salary and a discretionary bonus. Executive officers also participated in benefit plans available to employees generally, including a medical plan, a 401(k) plan, and group life insurance.

     In making its determinations as to the amount of cash compensation, the Committee considered, among other things, (i) the Company's financial results during 1998, (ii) the market performance of the Company's stock,
(iii) the compensation paid to the executive officers in prior years, (iv) the recommendation of the Company's chief executive officer, (v) the extraordinary services rendered by the executive officers during the year and (vi) the amount of compensation paid by the Company's competitors to their executive officers. No specific weight was assigned to any particular factor, except the Committee did not place significant emphasis on the stock price. The Committee concluded that the market for small cap gaming stocks generally, combined with the thin float of the Company's stock, made it unfair to weigh the stock price as a significant measure of performance.

     In 1998 the Compensation Committee, and the Chief Executive Officer acting on delegated authority, awarded stock options to 68 employees of the Company or its subsidiaries to purchase an aggregate of 833,610 shares of the Company's Common Stock. The per share exercise price for stock option awards covering 783,110 shares was $2.64, and the per share exercise prices for stock option awards covering the remaining 50,500 shares ranged from $2.78 to $5.13, with an average per share exercise price of $3.52. Of these options, options covering 32,000 shares at a per share exercise price of $2.64 were awarded to Thomas M. Steinbauer, an executive officer of the Company. The Committee believes it is both appropriate and important that the long-term economic interests of its executive officers should be aligned with those of the Company's stockholders.

       The  Committee  is  continuing to  examine  options for a  long-term deferred compensation plan.

Repricing of Options
____________________

     On December 14, 1998, the Compensation Committee voted to reprice stock options exercisable for 298,500 shares, representing all previously awarded outstanding options under the Management Stock Option Incentive Plan. The amended per share exercise price is $2.64, the per share fair market value on the date of repricing. Prior to repricing, these stock options had exercise prices of between $2.78 and $6.13 per share. The repricing did not affect any stock options granted to the members of the Compensation Committee.

     The Compensation Committee decided to reprice the options because it believed the high strike prices offered insufficient incentive to the holders. As with executive officers, the Committee wants the long-term economic interests of its employees aligned with those of the Company's stockholders. The Committee believed the relatively high strike prices caused the employees to conclude the options were valueless. The Committee was also concerned such an attitude would put pressure to increase the cash compensation payable to the employees.

     The Committee believed that it was appropriate to reprice the outstanding options notwithstanding the Company's weaker financial performance in 1998, due to the initial operating results of The Reserve Hotel & Casino, which the Committee believed significantly contributed to the decline in the Company's stock price during the year. The Company's other properties continued to perform well in 1998, and the Committee believed that it is important for the Company to provide an adequate incentive to its employees to maintain and improve the performance of these properties and the Company as a whole. Second, the Company's management and employees have aggressively responded to the weakness in the initial operating performance of the Reserve, and the Committee believed it is necessary and appropriate to provide an incentive to employees for the success of these continuing efforts.

Section 162(m) of the Internal Revenue Code
___________________________________________

     Section 162(m) of the Internal Revenue Code disallows a deduction for federal income tax purposes of most compensation exceeding $1,000,000 in any year paid to the Company's chief executive officer and the four other most highly compensated executive officers of a publicly-traded corporation. The Company was not impacted by section 162(m) in 1998. In future years, the Compensation Committee intends to take into account the effect of section 162(m) if the compensation payable to any executive officer approaches $1,000,000. However, the fact that compensation above $1,000,000 may not be deductible for federal income tax purposes will not necessarily preclude the award of such compensation if the Compensation Committee believes it is otherwise justified.

Compensation of Chief Executive Officer
_______________________________________

     The Company's chief executive officer is in a unique position in that he owns approximately 87% of the outstanding stock of the Company. He has not been awarded any options to acquire stock under the Company's stock option plans, and the Compensation Committee is not inclined to award him any. The Compensation Committee believes that the interests of the chief executive officer are already

      aligned  with  those of the stockholders.   In  the  opinion  of  the
Committee the award of stock options to the chief executive officer will not provide a material incentive to him. The Compensation Committee believes that the chief executive officer must be compensated primarily by cash and by deferred compensation plans. The Company currently does not have any deferred compensation plans, although as noted above the Compensation Committee is investigating such plans.

     In 1998, the Company's chief executive officer received a salary of $375,000 and a cash bonus of $375,000. These are the same salary and bonus that the chief executive officer has received from the Company or a subsidiary since the 1990 fiscal year.

     The Compensation Committee used strictly subjective factors in deciding the bonus amount. The Compensation Committee considered a number of factors including (i) the advancement of the Company and its subsidiaries since the chief executive officer assumed leadership in 1983;
(ii) the achievements of the Company in 1998, including the strong performance of the Company's casino properties in Council Bluffs, Iowa, Vicksburg, Mississippi and Jackpot, Nevada, and the dedication of the Company's chief executive officer in addressing the initial operating performance of The Reserve; (iii) the fact the chief executive officer is also the majority stockholder of the Company and thereby is significantly motivated to create long-term increases in stockholder value; (iv) the fact the chief executive officer has not received a raise in his salary or in his cash bonus since 1990; (v) the profitability of the Company in 1998;
(vi) the performance of the Company's stock in 1998; and (vii) the fact the chief executive officer requested that his salary and bonus not be increased. No particular weight was given to any factor. The Committee balanced certain of the factors in the same manner as discussed above with respect to the other executive officers of the Company. There is no quantifiable relationship between the Company's performance and the compensation paid to the chief executive officer.

                                   Compensation Committee
                                   ______________________

                                   Larry A. Hodges
                                   Paul I. Corddry
                                   Warren E. McCain

SUMMARY  OF  CASH AND CERTAIN OTHER COMPENSATION OF  NAMED  EXECUTIVE
_____________________________________________________________________
OFFICERS
________

     The following table sets forth information concerning the annual and long-term compensation earned by the Named Executive Officers for services rendered in all capacities to the Company for the fiscal years ended December 31, 1998, 1997 and 1996. The "Named Executive Officers" include
(i) each person who served as Chief Executive Officer during 1998 (one person), (ii) each person who (a) served as an executive officer at December 31, 1998, (b) was among the four most highly paid executive officers of the Company, not including the Chief Executive Officer, during 1998 and (c) earned total annual salary and bonus compensation in 1998 in excess of $100,000 (one person), and (iii) up to two persons who would be included under clause (ii) above had they served as an executive officer at December 31, 1998 (one person).

                        SUMMARY COMPENSATION TABLE
                        __________________________

                                                    LONG-TERM
                      ANNUAL COMPENSATION(1)      COMPENSATION(4)
                 _______________________________ _________________
                                             OTHER       SHARES
                                             ANNUAL    UNDERLYING    ALL OTHER
   NAME AND      FISCAL  SALARY    BONUS     COMPEN-    OPTIONS/     COMPEN-
   CAPACITY       YEAR   ($)(2)     ($)      SATION       SARS       SATION
IN WHICH SERVED                              ($)(3)       (#)        ($)(5)
_______________ _______ ________  ________ __________ _____________ _________


Craig H.          1998  $375,000  $375,000     -            0         $3,751
Neilsen,          1997  $375,000  $375,000     -            0         $1,976
Chairman of the   1996  $375,000  $375,000     -            0         $2,072
Board, Chief
Executive
Officer and
President

John R. Spina,    1998  $212,826        $0    -             0         $2,726
Executive Vice    1997  $309,014      $100    -             0         $1,976
President of      1996  $271,155  $115,000    -       100,000         $2,040
Operations(6)

Thomas M.         1998  $240,000   $75,000    -       132,000         $4,808
Steinbauer,       1997  $225,000   $85,000    -             0         $1,976
Senior Vice       1996  $199,040   $75,000    -             0         $2,040
President of
Finance and
Treasurer

_____________________
(1)Amounts shown include cash compensation earned for the periods reported whether paid or accrued in such periods.
(2)As of April 30, 1999, the current annual salary levels for the Named Executive Officers were: Mr. Neilsen ($375,000); and Mr. Steinbauer ($252,500).
(3)During  1998,  1997  and  1996,  the Named Executive  Officers  received personal benefits, the aggregate amounts of which for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for such Named Executive Officer in such years.
(4)In the case of Mr. Steinbauer, the number of shares underlying options/SARs granted in 1998 reflects the December 1998 repricing of outstanding options exercisable for 100,000 shares and the December 1998 grant of options exercisable for 32,000 shares. The Named Executive Officers did not receive any restricted stock awards or long-term incentive plan payouts in 1998, 1997 or 1996.
(5)These  amounts  represent  matching contributions  under  the  Company's
   401(k) plan.
(6)Mr. Spina resigned as an officer of the Company effective July 28, 1998.

OPTION GRANTS
_____________

     The following table sets forth information with respect to grants of stock options to the Named Executive Officers during fiscal 1998. No stock appreciation rights were granted by the Company in fiscal 1998.

                     OPTIONS/SAR GRANTS IN FISCAL 1998


                          % OF
                NUMBER    TOTAL
                  OF     OPTIONS
                SECURI    /SARS
                 TIES    GRANTED                            POTENTIAL
                UNDER-     TO                          REALIZABLE VALUE AT
                LYING    EMPLOY-                          ASSUMED ANNUAL
                OPTIONS/ EES IN  EXERCISE                 RATES OF STOCK
                 SARS    FISCAL    PRICE     EXPIRA      APPRECIATION FOR
                GRANTED   YEAR   ($/SHARE)    TION         OPTION TERM
                                                      ______________________
     NAME        (#)                          DATE      0%    5%     10%
______________ _________ ______ __________ __________ _____ _______ ________

Thomas M.      32,000(1)  2.8%     $2.64   12/14/2009   $0  $53,120 $125,440
Steinbauer
Thomas M.      25,000(2)  2.2%     $2.64   12/21/2005   $0  $24,500  $59,750
Steinbauer
Thomas M.      75,000(2)  6.6%     $2.64    11/4/2003   $0  $18,750  $75,750
Steinbauer

(1)These options were granted under the Company's Management Stock Option Incentive Plan. The grants were made on December 14, 1998. These options vest at a rate of 20% per year on each anniversary of the date of grant. The per share exercise price is equal to the per share fair market value of the Common Stock on the date of grant.
(2)These grants reflect the amendment of previously outstanding options under the Company's Management Stock Option Incentive Plan to reduce the per share exercise price to the fair market value of the Common Stock on December 14, 1998, the date of amendment. The previous per share exercise price was $6.125. No other terms of the options were amended. These options vest at a rate of 20% per year on each anniversary of the date of original grant. The potential realizable value of these options is based on the amended option price and the remaining term of the options after the amendment date.

OPTION EXERCISES AND HOLDINGS
_____________________________

     The following table sets forth with respect to the Named Executive Officers information concerning the exercise of stock options during 1998 and unexercised options held as of the end of the year. The Company has never granted stock appreciation rights.

                      AGGREGATED OPTION/SAR EXERCISES
                    AND 1998 YEAR-END OPTION/SAR VALUES
                    ___________________________________

                                                              VALUE OF
                                        NUMBER               UNEXERCISED
                                    OF UNEXERCISED          IN-THE-MONEY
                        VALUE       OPTIONS/SARS AT        OPTIONS/SARS AT
               SHARES   REALI         FISCAL YEAR            FISCAL YEAR
              ACQUIRED   ZED            END(#)                END($)(1)
                               _______________________ ______________________
    NAME         ON      ($)     UNEXERCIS   EXERCIS     UNEXERCI   EXERCIS
              EXERCISE             ABLE       ABLE        ABLE       ABLE
                (#)
___________ ___________ ______ ____________ __________ ___________ __________

Craig H.          0       $0          0          0         --         --
Neilsen
John R. Spina     0       $0          0          0         --         --
Thomas M.         0       $0     42,000     90,000         $0         $0
Steinbauer

(1)The values of unexercised in-the-money options have been determined based on the closing price of the Company's Common Stock as reported in the Nasdaq-National Market System on December 31, 1998 ($2.25).

EMPLOYMENT AGREEMENTS

     The Company and Mr. Steinbauer entered into a three-year employment agreement commencing November 15, 1993, which is subject to automatic renewal for a two-year period at the end of each term unless terminated by either party with at least three months' prior written notice. The employment agreement includes a covenant not to compete for a term of one year after termination of the officer's employment. This covenant applies only to competing activities within a 90-mile radius of the operations of the Company. The agreement provides that in the event the officer's employment is terminated by the Company without "cause" (as defined in the agreement), or by the officer as a result of a reduction in the officer's duties or compensation, such officer would be entitled to a severance payment in an amount equal to six months' base salary.

     The Company has not entered into employment or similar agreements with Mr. Neilsen.

     The Company has entered into an indemnification agreement with each of its Directors and executive officers. These agreements require the Company, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as Directors or officers (other than liabilities arising from actions involving intentional misconduct, fraud or a knowing violation of law), to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such persons under any directors' and officers' liability insurance policy maintained by the Company. These indemnification agreements are separate and independent of indemnification rights under the Company's Bylaws and are irrevocable.

PERFORMANCE GRAPH
_________________

     The following graph presents a comparison of the performance of the Company's Common Stock with that of the Standard & Poor's 500 Stock Index and the Dow Jones Entertainment and Leisure-Casinos Index as of the last trading day of each year from 1993 through 1998.


[GRAPH DELETED IN EDGAR FILING; DATA POINTS USED IN PRINTED GRAPH ARE PRESENTED BELOW]

                                  Value of $100.00 Investment
                   __________________________________________________________
                   12/31/93  12/30/94  12/29/95  12/31/96  12/31/97  12/31/98
                   ________  ________  ________  ________  ________  ________

Ameristar Common    $100.00   $ 38.71   $ 46.24   $ 55.91   $ 41.94   $ 19.35
Stock

S&P 500 Index        100.00     98.46    132.05    158.80    208.05    263.53

Dow Jones
Entertainment and    100.00     76.78    101.83    111.07     97.71     66.69
Leisure-Casinos
Index

____________________
(1) The graph assumes $100 invested in the Company's Common Stock, the Standard & Poor's 500 Stock Index, the SBI Index and the Dow Jones Entertainment and Leisure-Casinos Index on December 31, 1993. The comparison assumes that all dividends are reinvested.
(2) The Dow Jones Entertainment and Leisure-Casinos Index is a stock price index of six gaming companies weighted on a market capitalization basis.

REPRICING OF OPTIONS/SARS
_________________________

     The following table sets forth information with respect to each repricing of outstanding stock options held by any executive officer of the Company (including those who are not Named Executive Officers) that has occurred since November 9, 1993, the date on which the Company became a reporting company pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended. The report of the Compensation Committee set forth above includes an explanation of the repricing of the options in 1998 and the basis for such repricing.

                       TEN-YEAR OPTION/SAR REPRICINGS
                          NUMBER
                            OF                                      LENGTH
                         SECURITI                                     OF
                            ES                                     ORIGINAL
                         UNDERLYI    MARKET                         OPTION
                            NG      PRICE OF   EXERCISE              TERM
    NAME        DATE     OPTIONS/   STOCK AT   PRICE AT            REMAINING
                           SARS     TIME OF    TIME OF                AT
                         REPRICED   REPRICING  REPRICING  EXER-     DATE OF
                           OR          OR         OR      CISE     REPRICING
                         AMENDED    AMENDMENT  AMENDMENT  PRICE       OR
                           (#)         ($)        ($)      ($)     AMENDMENT
_____________ ________ ___________ __________ ___________ _______ ___________

Thomas M.     12/21/95    75,000     $6.125     $11.00     $6.125  7.85 Years
Steinbauer

Brian E. Katz 12/21/95    50,000     $6.125     $13.75     $6.125  8.40 Years

Thomas M.     12/14/98    75,000     $2.64       $6.125    $2.64   4.90 Years
Steinbauer

Thomas M.     12/14/98    25,000     $2.64       $6.125    $2.64   6.00 Years
Steinbauer

                      CERTAIN TRANSACTIONS

     Until March 31, 1997, the Company leased certain office space in Twin Falls, Idaho, from Lynwood Shopping Center, a limited liability company in which Craig H. Neilsen has a controlling equity interest. In 1998, the Company paid previously accrued rent of $15,573 related to this tenancy. CPI paid an additional $20,614 in rent to Lynwood Shopping Center in 1998 for CPI's readerboard sign (which was owned by Lynwood Shopping Center) and space provided for CPI's dealer school. The readerboard sign lease expired in July 1998, at which time CPI exercised an option to purchase the sign for $22,989.

     Commencing April 1, 1997, Neilsen & Company (a partnership in which Mr. Neilsen owns a controlling equity interest) leased from Lynwood Shopping Center certain of the office space previously leased by the Company. CPI concurrently subleased from Neilsen & Company the right to use certain offices in this space and the common areas through December 31, 2001. Accrued rent and expenses under this sublease totaled $14,634 in 1997, which were paid in February 1998. In 1998, rent and expenses of $17,892 were accrued and paid, and a similar amount is expected to be paid in 1999. These offices, and the readerboard sign and dealer school described above, support CPI's casino-hotel operations in Jackpot, Nevada, at the Idaho border due south of Twin Falls.

     The Company leases from Neilsen & Company two condominiums located in Sun Valley, Idaho. The properties are leased by the Company at an aggregate monthly rental rate of $3,500 plus maintenance, supply and utility costs. These leases expired on December 31, 1998, and are continuing on a month-to-month basis. Neilsen & Company has proposed renewing these leases at an aggregate monthly rental rate of $3,675 plus maintenance, supply and utility costs, but the Company has not yet responded to this proposal. Any rental increase is expected to be retroactive to January 1, 1999. The properties are made available by the Company at no charge to management personnel and certain business associates. The Company believes that the condominiums are a valuable asset in strengthening management morale and maintaining goodwill with important business contacts. Management believes that the rental rates paid and proposed to be paid by the Company is within the range of rates generally charged for such properties in Sun Valley.

     A portion of the services of a Company employee were provided to Neilsen & Company until July 1, 1997, at which time this employee terminated service with the Company and became an employee of Neilsen & Company. The total estimated amount due to the Company for these services at December 31, 1998 was approximately $25,104 ($13,104 for a portion of the 1996 services and $12,000 for 1997 services), representing approximately half of the salary and additional payroll burden for this employee. Payment of the outstanding balance has been deferred pending an analysis of amounts due to Neilsen & Company from the Company for various services performed by Neilsen & Company and amounts due to the Company from Neilsen & Company for certain telephone expenses paid by the Company on behalf of Neilsen & Company. Among others, the services provided by Neilsen & Company to the Company included assistance with the relocation of the Company's offices to Las Vegas, Nevada, litigation and arbitration support services, licensing application assistance and accounts payable assistance. Minimal services have been provided by Neilsen & Company to the Company since 1997.

       Mr.  Neilsen is the president, director and sole stockholder  of
Intermountain Express, Inc. ("Intermountain"), a transportation concern that provides CPI with package delivery services between Jackpot and Twin Falls, Idaho. Intermountain contracts with CPI for the use of CPI's drivers by Intermountain. In 1998, CPI paid $54,198 to Intermountain for
package  delivery  services in 1997 and 1998.   An  additional  $3,755  was
accrued for services provided in 1998 and was outstanding at December 31, 1998. CPI charged Intermountain $31,415 in 1998 for contracted driver services and miscellaneous fuel and van maintenance expenses paid for or provided by CPI in 1997 and 1998, of which $8,910 remained outstanding at December 31, 1998. Management believes that these relationships between CPI and Intermountain are beneficial to the Company, and these relationships are expected to continue for the indefinite future.

     The Company has adopted a policy requiring transactions with affiliates to be on terms no less favorable to the Company than could be obtained from unaffiliated parties. Each of the completed transactions described above has been approved by the Board of Directors. In the opinion of management, the terms of the above transactions were at least as fair to the Company as could have been obtained from unaffiliated parties.

                                 FORM 10-K

     ACI will furnish without charge to each stockholder, upon written request addressed to ACI c/o Barbara Miller, 3773 Howard Hughes Parkway, Suite 490 South, Las Vegas, Nevada 89109, a copy of its Annual Report on Form 10-K for the year ended December 31, 1998 (excluding the exhibits
thereto),  as  filed  with  the Securities and  Exchange  Commission.   The
Company will provide a copy of the exhibits to its Annual Report on Form 10-K for the year ended December 31, 1998 upon the written request of any beneficial owner of the Company's securities as of the record date for the Annual Meeting and reimbursement of the Company's reasonable expenses. Such request should be addressed to ACI c/o Barbara Miller at the above address.

                       FUTURE STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the 2000 Annual Meeting of Stockholders must be submitted sufficiently far in advance so that it is received by ACI not later than January 14, 2000. In the event that any stockholder proposal is presented at the 2000 Annual Meeting of Stockholders other than in accordance with the procedures set forth in Rule 14a-8 of the Securities and Exchange Commission, proxies solicited by the Board of Directors for such meeting will confer upon the proxy holders discretionary authority to vote on any matter so presented of which the Company does not have notice prior to March 31, 2000.

                               OTHER MATTERS

     The Company's independent public accountants for the fiscal year ended December 31, 1998 were Arthur Andersen LLP, which firm is expected to be appointed to serve in such capacity for the current year. A representative of Arthur Andersen LLP is expected to be present at the meeting with the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

       Neither  the  Company nor any of the persons  named  as  proxies knows of matters other than those stated above to be voted on at the Annual Meeting. However, if any other matters are properly presented at the meeting, the persons named as proxies are empowered to vote in accordance with their discretion on such matters.

     The Annual Report of ACI for the fiscal year ended December 31, 1998 accompanies this proxy statement, but it is not to be deemed a part of the proxy soliciting material.

                     PLEASE COMPLETE, SIGN AND RETURN
                        THE ENCLOSED PROXY PROMPTLY

                          AMERISTAR CASINOS, INC.

                         By order of the Board of Directors


                         /s/Craig H. Neilsen
                         Craig H. Neilsen
                         President and
                         Chief Executive Officer


Las Vegas, Nevada
May 14, 1999

                          AMERISTAR CASINOS, INC.
                         1999 STOCK INCENTIVE PLAN


     SECTION 1.  Purposes.

      The purposes of the Ameristar Casinos, Inc. 1999 Stock Incentive Plan (the "Plan") are to (i) enable Ameristar Casinos, Inc. (the "Company") and Related Companies (as defined below) to attract, motivate and retain top-quality directors, officers, employees, consultants, advisers and independent contractors (including without limitation dealers, distributors and other business entities or persons providing services on behalf of the Company or a Related Company), (ii) provide substantial incentives for such directors, officers, employees, consultants, advisers and independent contractors of the Company or a Related Company ("Participants") to act in the best interests of the stockholders of the Company and (iii) reward extraordinary effort by Participants on behalf of the Company or a Related Company. For purposes of the Plan, a "Related Company" means any corporation,  partnership,  joint venture or  other  entity  in  which  the
Company owns, directly or indirectly, at least a twenty percent (20%) beneficial ownership interest.

     SECTION 2. Types of Awards. Awards under the Plan may be in the form of (i) Stock Options or (ii) Restricted Stock.

     SECTION 3.  Administration.

       3.1 Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee of directors as the Board shall designate, which committee in either such case shall consist solely of not less than two "non-employee directors" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule ("Rule 16b-3")) who shall serve at the pleasure of the Board, each of whom shall also be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and Section 1.162-27 of the Treasury Regulations or any successor provision(s) thereto ("Section 162(m)"); provided, however, that if there are not two persons on the Board who meet the foregoing qualifications, any such committee may be comprised of two or more directors of the Company, none of which is an officer (other than a non-employee Chairman of the Board of the Company) or an employee of the Company or a Related Company. If no such committee has been appointed by the Board, the Plan shall be administered by the Board, and the Plan shall be administered by the Board to the extent provided in the last sentence of this Section. Such committee as shall be designated to administer the Plan, if any, or the Board is referred to herein as the "Committee." Notwithstanding any other provision of the Plan to the contrary, if such a committee has been designated to administer the Plan, all actions with respect to the administration of the Plan in respect of the members of such committee shall be taken by the Board.

      3.2 The Committee shall have the following authority with respect to awards under the Plan to Participants: to grant awards to eligible Participants under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise

      the administration of the Plan.  In particular, and without  limiting its authority and powers, the Committee shall have the authority:

                (a) to determine whether and to what extent any award or combination of awards will be granted hereunder;

                (b) to select the Participants to whom awards will be granted;

                (c) to determine the number of shares of the common stock of the Company, $0.01 par value (the "Stock"), to be covered by each award granted hereunder, provided that no Participant will be granted Stock Options on or with respect to more than 200,000 shares of Stock in any calendar year;

                (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

                 (e) to determine the treatment of awards upon a Participant's retirement, disability, death, termination for cause or other termination of employment or other qualifying relationship with the Company or a Related Company;

                (f) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the Participant currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the Participant, or that the Participant has no rights with respect to such dividends;

                (g) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of a Participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

                (h) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, subject to such terms and conditions as the Committee may specify;

                (i) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

                (j) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

      3.3 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and all Participants.

      3.4 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award, and the Committee may in its discretion specify any other limitations or restrictions on the authority delegated to such officer or officers.

     SECTION 4.  Stock Subject to Plan.

      4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,600,000 (subject to adjustment as provided in Section 4.3); provided, however, that no award of a Stock Option or Restricted Stock may be made at any time if, after giving effect to such award, (i) the total number of shares of Stock issued upon the exercise of options under the Plan and the Company's Management Stock Option Incentive Plan, as amended and restated through September 4, 1996 (the "Prior Plan") plus (ii) the total number of shares of Stock issuable upon exercise of all outstanding options of the Company under the Plan and the Prior Plan plus (iii) the total number of shares of Stock underlying awards of Restricted Stock under the Plan (whether or not the applicable restrictions have lapsed) would exceed 2,600,000 shares (subject to adjustment as provided in Section 4.3). Shares of Stock issuable in connection with any award under the Plan may consist of authorized but unissued shares or treasury shares.

      4.2 To the extent a Stock Option terminates without having been exercised, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan, subject to the limitations set forth in Section 4.1, unless the forfeiting Participant received any benefits of ownership such as dividends from the forfeited award.

      4.3 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In the event any change described in this Section 4.3 occurs and an adjustment is made in the outstanding Stock Options, a similar adjustment shall be made in the maximum number of shares covered by Stock Options that may be granted to any employee pursuant to Section 3.2(c).

     SECTION 5.  Eligibility.

     Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

     SECTION 6.  Stock Options.

      6.1 The Stock Options awarded to officers and employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code or any successor provision thereto ("Section 422"); and (ii) Non-Qualified Stock Options. If any
Stock Option does not qualify as an Incentive Stock Option, or the Committee at the time of grant determines that any Stock Option shall be a Non-Qualified Stock Option, it shall constitute a Non-Qualified Stock Option. Stock Options awarded to any Participant who is not an officer or employee of the Company or a Related Company shall be Non-Qualified Stock Options.

      6.2 Subject to the following provisions, Stock Options awarded to Participants under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

                (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee.

                (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but in no event longer than one hundred twenty (120) months after the date of grant of such Stock Option.

                (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

                (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock acceptable to the Committee already owned by the optionee or subject to awards hereunder, any other manner permitted by law as determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock shall be restricted in accordance with the original terms of the award in question.

                (e) No Stockholder Rights. An optionee shall have no rights to dividends or other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

               (f) Surrender Rights. The Committee may provide that Stock Options may be surrendered for cash upon any terms and conditions set by the Committee.

                (g) Non-Transferability; Limited Transferability. A Stock Option Agreement may permit an optionee to transfer the Stock Option to his or her children, grandchildren or spouse ("Immediate Family"), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships or limited liability companies in which such Immediate Family members are the only partners or members if (i) the agreement setting forth such Stock Option expressly provides that such Stock Option may be transferred only with the express written consent of the Committee, and (ii) the optionee does not receive any consideration in any form whatsoever for such transfer other than the receipt of an interest in the trust, partnership or limited liability company to which the non-qualified option is transferred. Any Stock Option so transferred shall continue to be subject to the same terms and conditions as were applicable to such Stock Option immediately prior to the transfer thereof. Any Stock Option not (x) granted pursuant to any agreement expressly allowing the transfer of such Stock Option or (y) amended expressly to permit its transfer shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Stock Option shall be exercisable during the optionee's lifetime only by the optionee.

                 (h) Termination of Relationship. If an optionee's employment or other qualifying relationship with the Company or a Related Company terminates by reason of death, disability, retirement, voluntary or involuntary termination or otherwise, the Stock Option shall be exercisable to the extent determined by the Committee; provided, however, that unless employment or such other qualifying relationship is terminated for cause (as may be defined by the Committee in connection with the grant of any Stock Option), the Stock Option shall remain exercisable (to the extent that it was otherwise exercisable on the date of termination) for (A) at least six (6) months from the date of termination if termination was caused by death or disability or
          (B) at least ninety (90) days from the date of termination if termination was caused by other than death or disability. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

                (i) Option Grants to Participants Subject to Section 16. If for any reason any Stock Option granted to a Participant subject to Section 16 of the Exchange Act is not approved in the manner provided for in clause (d)(1) or (d)(2) of Rule 16b-3, neither the Stock Option (except upon its exercise) nor the Stock underlying the Stock Option may be disposed of by the Participant until six months have elapsed following the date of grant of the Stock Option, unless the Committee otherwise specifically permits such disposition.

     6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than one hundred percent (100%) of the Fair Market Value (as defined below) of the Stock on the date of the award of the Stock Option (or less than one hundred ten

      percent (110%) of the Fair Market Value of the Stock on the  date  of award of the Stock Option if the Participant owns, or would be considered to own by reason of Section 424(d) of the Internal Revenue Code or any successor provision thereto, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company at the time of the grant of the Stock Option),
(ii) be exercisable more than ten (10) years after the date such Incentive Stock Option is awarded (five (5) years after the date of award if the Participant owns, or would be considered to own by reason of Section 424(d) of the Internal Revenue Code or any successor provision thereto, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company at the time of the grant of the Stock Option), (iii) be awarded more than ten (10) years after the effective date of the Plan (or the latest restatement of the Plan) or (iv) be transferable other than by will or by the laws of descent and distribution. In addition, the aggregate Fair Market Value (determined as of the time a Stock Option is granted) of Stock with respect to which Incentive Stock Options granted after December 31, 1986 are exercisable for the first time by a Participant in any calendar year (under the Plan and any other plans of the Company or any subsidiary or parent corporation) shall not exceed $100,000. For purposes of the Plan, "Fair Market Value" in relation to a share of the Stock means, if the Stock is publicly traded, the mean between the highest and lowest quoted selling prices of the Common Stock on such date or, if not available, the mean between the bona fide bid and asked prices of the Common Stock on such date. In any situation not covered above, the Fair Market Value shall be determined by the Committee in accordance with one of the valuation methods described in Section 20.2031-2 of the Federal Estate Tax Regulations (or any successor provision thereto).

     SECTION 7.  Restricted Stock.

     Subject to the following provisions, all awards of Restricted Stock to Participants shall be in such form and shall have such terms and conditions as the Committee may determine:

                (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

                (b) Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the Participant's name, but the Committee may direct that such certificates be held by the Company on behalf of the Participant. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the Participant until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the Participant (or his or her designated beneficiary in the event of death), free of all restrictions.

                (c) The Committee may provide that the Participant shall have the right to vote or receive dividends, or both, on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

                (d) Except as may be provided by the Committee, in the event of a Participant's termination of employment or other qualifying relationship with the Company or a Related Company before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that the lower of (i) any purchase price paid by the Participant and (ii) the Restricted Stock's aggregate Fair Market Value on the date of forfeiture shall be paid in cash to the Participant.

                (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the Participant's Restricted Stock.

                (f) If for any reason any Restricted Stock awarded to a Participant subject to Section 16 of the Exchange Act is not approved in the manner provided for in clause (d)(1) or (d)(2) of Rule 16b-3, the Restricted Stock may not be disposed of by the Participant until six months have elapsed following the date of award of the Restricted Stock, unless the Committee otherwise specifically permits such disposition.

     SECTION 8.  Election to Defer Awards.

     The Committee may permit a Participant to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

     SECTION 9.  Tax Withholding.

      9.1 Each Participant shall, no later than the date as of which the value of an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee (which may include delivery of shares of Stock already owned by the optionee or subject to awards hereunder) regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

      9.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, a Participant may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company

      withhold  shares of Stock otherwise deliverable to such  person  with respect to the award or (ii) delivering to the Company shares of unrestricted Stock.

     SECTION 10.  Amendments and Termination.

     No awards may be granted under the Plan more than ten (10) years after the date of approval of the Plan by the stockholders of the Company. The Board may discontinue the Plan at any earlier time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without stockholder approval except (i) if and to the extent necessary to satisfy any applicable mandatory legal or regulatory requirements (including the requirements of any stock exchange or over-the-counter market on which the Stock is listed or qualified for trading and any requirements imposed under any state securities laws or regulations as a condition to the registration of securities distributable under the Plan or otherwise), or (ii) as required for the Plan to satisfy the requirements of Section 162(m), Section 422 or any other non-mandatory legal or regulatory requirements if the Board of Directors deems it desirable for the Plan to satisfy any such requirements.

     SECTION 11.  Acceleration of Vesting in Certain Circumstances.

      Notwithstanding any other provision of the Plan, upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more corporations or other entities as a result of which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another corporation or entity, the Committee may take such action, if any, as it in its discretion may deem appropriate: (i) to accelerate the time within which and the extent to which Options may be exercised, to terminate Options at or prior to the date of any such event or to provide for the assumption of Options by surviving, consolidated, successor or transferee corporations or entities; or (ii) to waive any restrictions applicable to any outstanding Restricted Stock awards under the Plan, following which such shares shall be deemed fully vested, or to provide that any securities or other consideration issuable to the Participant in respect of such Restricted Stock by the surviving, consolidated, successor or transferee corporations or entities shall remain subject to the restrictions applicable to such Restricted Stock award.

     SECTION 12.  General Provisions.

      12.1 If the granting of any award under the Plan or the issuance, purchase or delivery of Stock thereunder shall require, in the determination of the Committee from time to time and at any time, (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or over-the-counter market or under any federal or state law or (ii) the consent or approval of any government regulatory body, then any such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions, if any, as shall be acceptable to the Committee. In addition, in connection with the granting or exercising of any award under the Plan, the Committee may require the recipient to agree not to dispose of any Stock issuable in connection with such award, except upon the satisfaction of specified conditions, if the Committee determines such agreement is necessary or desirable in connection with any requirement or interpretation of any federal or state securities law, rule or regulation.

      12.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment, and no award under the Plan shall confer upon any director any right to continued service as a director.

      12.3 Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

      12.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     SECTION 13.  Effective Date of Plan.

      The Plan shall be effective upon the approval of the Plan by (i) the Board of Directors of the Company and (ii) the stockholders of the Company acting by a majority of the votes cast at a duly held meeting of stockholders at which a quorum representing at least a majority of the outstanding shares is, either in person or by proxy, present and voting on the Plan.

     The Plan was duly approved by the Board of Directors of the Company on April 26, 1999 and by stockholders of the Company on June 11, 1999.

                             REVOCABLE PROXY

                          AMERISTAR CASINOS, INC.
              ANNUAL MEETING OF STOCKHOLDERS - JUNE 11, 1999

     The undersigned stockholder(s) of Ameristar Casinos, Inc. (the "Company") hereby nominates, constitutes and appoints Craig H. Neilsen and Thomas M. Steinbauer, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Ameristar Casinos, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Reserve Hotel & Casino located at 777 W. Lake Mead Drive, Henderson, Nevada 89015, at 2:00 p.m. (local time) on Friday, June 11, 1999, and any and all adjournments or postponements thereof, with respect to the matters described in the accompanying Proxy Statement, and in their discretion, on such other matters which properly come before the meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.   ELECTION OF DIRECTOR   [ ]AUTHORITY GIVEN        [ ]WITHHOLD AUTHORITY
                               to vote for the           to vote for the
                               nominees listed below     nominees.
                               (except as indicated
                               to the contrary
                               below).
  (INSTRUCTIONS:  To withhold authority to vote for any nominee, strike a line through such nominee's name below.)

                 CLASS A DIRECTOR:        LARRY A. HODGES

2.   PROPOSAL TO APPROVE THE 1999 STOCK INCENTIVE PLAN
                 [ ]FOR          [ ]AGAINST       [ ]ABSTAIN

3. To transact such other business as may properly come before the Meeting and any adjournment or adjournments or postponements thereof. Management currently knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the Meeting.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE
    REVOKED PRIOR TO ITS EXERCISE.  PLEASE SIGN AND DATE ON THE REVERSE
                            SIDE OF THIS PROXY.

       THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE OF "AUTHORITY  GIVEN"
FOR THE ELECTION OF DIRECTOR AND "FOR" THE PROPOSAL TO APPROVE THE 1999 STOCK INCENTIVE PLAN. THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "AUTHORITY GIVEN" FOR THE ELECTION OF DIRECTOR AND "FOR" THE 1999 STOCK INCENTIVE PLAN UNLESS OTHER INSTRUCTIONS ARE INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

     IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

                                   Dated:                        , 1999


                                            (Please print name)

                                        (Signature of Stockholder)

                                            (Please print name)

                                        (Signature of Stockholder)

                                   Please  date  this Proxy  and  sign
                                   your  name  as it appears  on  your
                                   stock   certificates.   (Executors,
                                   administrators,   trustees,   etc.,
                                   should give their full titles.  All
                                   joint owners should sign).

                                   I do[ ]  do not[ ] expect to attend
                                   the Meeting.

                                   Number of Persons: